Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands, shares in Millions	Dec. 31, 2019	Dec. 31, 2018
Accounts receivable, non-trade	$ 34,468	$ 8,183
Accumulated depreciation	$ 1,666,582	$ 1,634,394
Common Units
Limited partners, units issued	411.1	410.3
Limited partners, units outstanding	411.1	410.3
Preferred Units
Limited partners, units issued	15.8	15.8
Limited partners, units outstanding	15.8	15.8